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                                                              EXHIBIT 10.1(c)(3)

                              FORM OF AMENDMENT TO
                      RESTRICTED STOCK PURCHASE AGREEMENT

         AMENDMENT AGREEMENT dated as of August 22, 1995 by and between Ekco Group, Inc., a Delaware corporation (the "Company") and [NAME OF EMPLOYEE], an employee of the Company, residing at [ADDRESS OF EMPLOYEE] (the "Employee").

                               W I T N E S S E T H

         WHEREAS, the Company granted the Employee the right to purchase restricted stock under the Company's 1984 and 1985 Restricted Stock Purchase Plans and the terms of those certain Restricted Stock Purchase Agreements by and between the Company and the Employee (the "Restricted Stock Agreements") dated [Dates of Agreements]; and

         WHEREAS, the Employee and the Company desire to amend each of the Restricted Stock Agreements to add a certain provision to insure compliance with new Rule 16b(3) promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and to make a reference change.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Each of the Restricted Stock Agreements is hereby amended as follows:
                  a. In paragraph 3(d) (except in the January 1, 1995 Restricted Stock Agreement that paragraph is numbered as Paragraph 3(e)), the following is hereby added after "the Securities Exchange Act of 1934, as amended": "(the "1934 Act")".

                  b.  A new Section 10 is hereby added to read as follows:

                  "10.  HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO SECTION
                        -------------------------------------------------------
         16 OF THE SECURITIES EXCHANGE ACT OF 1934
         -----------------------------------------

                  If the Purchaser is subject to Section 16 of the Securities Exchange Act of 1934, Section 16 requires that at least six (6) months must elapse from the date of purchase of the Shares to the date of disposition."

                  c. All sections which follow the new Section 10 shall be renumbered accordingly.

         2. This Amendment Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof.

         3. Except as expressly provided for herein, each of the Restricted Stock Agreements is hereby ratified and confirmed and shall continue in full force and effect.

         4. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to


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be executed as of the date first above written.


                                                      EKCO GROUP, INC.


                                                      By:
                                                         -----------------------

                                                      Title:
                                                            --------------------


                                                      --------------------------
                                                      EMPLOYEE



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